Exhibit 99.01

ReachLocal Reports First Quarter 2012 Results

International Growth of 41%; Expanding to Austria and Russia

ClubLocal San Francisco Launch; ReachCommerce Beta On Track for Q2

(WOODLAND HILLS, CA) – May 7, 2013 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in local online marketing solutions for small- and medium-sized businesses (SMBs), today reported financial results for the first quarter ended March 31, 2013.

Q1 Highlights

•	Year-over-year revenue growth of 17%, highlighted by 41% growth in international markets and 19% growth in the Direct Local channel
•	International revenue expanded to 32% of revenue, up from 26% a year ago
•	Adjusted EBITDA grew 72% to $6.9 million, compared to $4.0 million a year ago
•	Year-over-year Active Advertisers grew 12% to 22,800 and Active Campaigns grew 13% to 34,000
•	Launched Direct Local operations in Austria
•	Repurchased 384,000 shares of stock for $5.4 million during the quarter under an expanded buy-back authorization, bringing the total repurchased to 2,507,000 shares for $24.9 million

Management Commentary

“ReachLocal posted solid first quarter results, highlighted by strong international revenue which grew to 32% of our total revenue for the quarter,” said Zorik Gordon, Chief Executive Officer.  “The new initiatives we announced at our analyst day on February 21, 2013 are all on track, with ClubLocal scheduled to open in the San Francisco Bay Area in the current quarter, the beta introduction of our ReachCommerce SaaS platform also set for this quarter, and the launch of ReachEdge, our SaaS-based sites and marketing automation solution, set to launch in the second half of 2013.”

Quarterly Results at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	Q1 2013	Q1 2012	% Change
Revenue	$121,820	$104,003	17%
Net Loss	$(635)	$(1,006)	37%
Net Loss per Diluted Share	$(0.02)	$(0.03)	33%
Non-GAAP Net Income	$2,859	$1,959	46%
Non-GAAP Net Income per Diluted Share	$0.10	$0.07	43%
Adjusted EBITDA	$6,918	$4,022	72%
Underclassmen Expense	$11,494	$11,055	4%
Cash Flow from Continuing Operations	$4,704	$13,354	(65)%
Cash Flow from Operating Activities	$4,698	$13,218	(64)%

Revenue by Channel and Geography:
Direct Local Revenue	$97,606	$81,740	19%
National Brands, Agencies and Resellers (NBAR) Revenue	$24,214	$22,263	9%
International Revenue (included above)	$38,687	$27,527	41%

Key Metrics (at period end):
Active Advertisers	22,800	20,400	12%
Active Campaigns	34,000	30,100	13%
Total Upperclassmen	419	381	10%
Total Underclassmen	412	417	(1)%
Total IMCs	831	798	4%

Business Outlook

“We are maintaining our full-year guidance, and our second quarter outlook reflects continued strong international performance, our planned change in timing and mix of our Underclassmen hiring, and near-term macro-economic challenges in the North American market,” said Ross Landsbaum, Chief Financial Officer.  “We continue to invest in both the marketing services business and our new commerce and SaaS initiatives, while also focusing on further enhancing salesforce performance.”

The Company’s outlook is as follows:

Second Quarter 2013

•	Revenues in the range of $124 million to $126 million

•	Adjusted EBITDA in the range of $5 million to $6 million

•	Ending Upperclassmen headcount of 440 to 460

•	Ending Underclassmen headcount of 420 to 440

•	Ending total IMC headcount of 860 to 900

Fiscal Year 2013

•	Revenues in the range of $530 million to $540 million

•	Adjusted EBITDA in the range of $29.5 million to $31.5 million

•	Ending Upperclassmen headcount of 470 to 510

•	Ending Underclassmen headcount of 300 to 340

•	Ending total IMC headcount of 770 to 850

Conference Call and Webcast Information

The ReachLocal first quarter 2013 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time on Tuesday, May 7, 2013. To participate on the live call, analysts and investors should dial 877-941-2068 at least ten minutes prior to the call.  ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics.  In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA.  Management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures.  Management also tracks and reports on Underclassmen Expense, Active Advertisers, Active Campaigns and the total number of Internet Marketing Consultants (IMCs), as management believes that these metrics are important gauges of the progress of the Company’s performance.

The non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs.  Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense.

Acquisition Related Costs:  Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also have limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

•	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

•
Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

•
Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

•	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

•	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

•	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue. While management believes that Underclassmen Expense provides useful information regarding the Company’s approximated investment in Underclassmen, the methodology used to arrive at the estimated Underclassmen Expense was developed internally by the Company, is not a concept or method recognized by GAAP and other companies may use different methodologies to calculate or approximate measures similar to Underclassmen Expense. Accordingly, the calculation of Underclassmen Expense may not be comparable to similar measures used by other companies. Management refers to sales through its sales force of Internet Marketing Consultants as its Direct Local channel.  As the sale to agencies, resellers and national brands involves negotiations with businesses that generally represent an aggregated group of SMB advertisers, management groups them together as the National Brands, Agencies and Resellers (NBAR) channel.

Active Advertisers is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Advertisers by adjusting the number of Active Campaigns to combine clients with more than one Active Campaign as a single Active Advertiser. Clients with more than one location are generally reflected as multiple Active Advertisers. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Advertisers includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Campaigns is a number we calculate to approximate the number of individual products or services we are managing under contract for Active Advertisers. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client, we consider that two Active Campaigns. Similarly, if a client purchased ReachSearch campaigns for two different products or purposes, we consider that two Active Campaigns. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s guidance for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934.  These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements.  Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) our success in  developing  and offering new products and services in the highly competitive online advertising industry, (ii) our ability to expand our product suite into software-related products, (iii) our ability to expand into consumer-facing products; (iv) our ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (v) our ability to recruit, train and retain our Internet Marketing Consultants; (vi) our ability to attract and retain customers; (vii) our ability to successfully enter new markets and manage its international expansion; (viii) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (ix) our ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy.  More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc.(NASDAQ: RLOC) develops online marketing and transaction solutions that power local commerce for SMBs, from lead generation and lead conversion to booking and buying. Our global distribution network includes local Internet marketing consultants and service professionals, along with select third-party agencies and resellers throughout the United States, Australia, Austria, Brazil, Canada, Czech Republic, Germany, Japan, Netherlands, New Zealand, Slovakia, Poland, Russia and the United Kingdom. ReachLocal is headquartered in Woodland Hills, Calif. Subscribe to ReachLocal's free newsletter to receive news, tips, and other online marketing insights.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Jason Treu Vice President of Public Relations ReachLocal, Inc. (214) 294-0307 jason.treu@reachlocal.com

REACHLOCAL, INC.
UNAUDITED BALANCE SHEETS
(in thousands, except per share data)

	March 31,	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$87,649	$92,336
Short-term investments	574	3,149
Accounts receivable, net	5,563	5,689
Other receivables and prepaid expenses	9,951	8,957
Total current assets	103,737	110,131

Property and equipment, net	11,686	11,066
Capitalized software development costs, net	15,569	14,704
Restricted certificates of deposit	1,257	1,226
Intangible assets, net	2,047	2,442
Other assets	6,862	4,044
Goodwill	42,083	42,083
Total assets	$183,241	$185,696

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable	$36,462	$35,297
Accrued expenses	25,115	27,422
Deferred revenue and other current liabilities	36,472	36,304
Liabilities of discontinued operations, net	762	767
Total current liabilities	98,811	99,790

Deferred rent and other liabilities	3,629	4,020
Total liabilities	102,440	103,810

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(90)	(89)
Additional paid-in capital	110,112	110,573
Accumulated deficit	(27,711)	(27,076)
Accumulated other comprehensive loss	(1,510)	(1,522)
Total stockholders’ equity	80,801	81,886
Total liabilities and stockholders’ equity	$183,241	$185,696

REACHLOCAL, INC.
UNAUDITED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012

Revenue	$121,820	$104,003
Cost of revenue	61,553	52,390
Operating expenses:
Selling and marketing	44,699	38,543
Product and technology	6,176	4,333
General and administrative	9,225	9,807

Total operating expenses	60,100	52,683

Income (loss) from operations	167	(1,070)
Other income, net	227	203

Income (loss) before provision for (benefit from) income taxes	394	(867)
Provision for income taxes	1,029	139
	-
Net loss	$(635)	$(1,006)

Net loss per share, basic and diluted	$(0.02)	$(0.03)

Weighted average common shares used in computation of net loss per share, basic and diluted	28,112	29,111

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$136	$54
Selling and marketing	830	300
Product and technology	229	249
General and administrative	1,525	1,493
	$2,720	$2,096
Depreciation and amortization:
Cost of revenue	$219	$122
Selling and marketing	979	518
Product and technology	2,725	1,969
General and administrative	108	355
	$4,031	$2,964

REACHLOCAL, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
Cash flow from operating activities:
Net loss	$(635)	$(1,006)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,031	2,964
Stock-based compensation	2,720	2,096
Excess tax benefits from stock-based awards	(576)	-
Provision for doubtful accounts	215	78
Changes in operating assets and liabilities:
Accounts receivable	(122)	(222)
Other receivables and prepaid expenses	(1,024)	836
Other assets	(373)	(30)
Accounts payable and accrued expenses	(48)	3,530
Deferred revenue, rent and other liabilities	516	5,108
Net cash provided by operating activities, continuing operations	4,704	13,354
Net cash used for operating activities, discontinued operations	(6)	(136)
Net cash provided by operating activities	4,698	13,218

Cash flow from investing activities:
Additions to property, equipment and software	(5,153)	(4,490)
Acquisitions, net of acquired cash	(363)	(1,035)
Investment in partnership	(2,500)	-
Purchases of certificates of deposit and short term investments	(29)	-
Maturities of certificates of deposits and short-term investments	2,578	383
Net cash used in investing activities	(5,467)	(5,142)

Cash flow from financing activities:
Proceeds from exercise of stock options	1,441	11
Excess tax benefits from stock-based awards	576	-
Common stock repurchases	(5,397)	(2,786)
Net cash used in financing activities	(3,380)	(2,775)

Effect of exchange rate changes on cash and cash equivalents	(538)	510

Net change in cash and cash equivalents	(4,687)	5,811
Cash and cash equivalents—beginning of period	92,336	84,525

Cash and cash equivalents—end of period	$87,649	$90,336

	Three Months Ended March 31,
	2013	2012
Reconciliation of Adjusted EBITDA to income (loss) from operations
(in thousands)
Income (loss) from operations	$167	$(1,070)
Add:
Depreciation and amortization	4,031	2,964
Stock-based compensation	2,720	2,096
Acquisition and integration costs	-	32
Adjusted EBITDA (1)	$6,918	$4,022

Underclassmen Expense (2)	$11,494	$11,055

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended March 31, 2013 and 2012
(in thousands, except per share amounts)

	Three Months Ended March 31, 2013				Three Months Ended March 31, 2012
		Adjustments:				Adjustments:
	GAAP	Stock-based			GAAP	Stock-based
	Continuing	Compensation	Acquisition	Non-GAAP	Continuing	Compensation	Acquisition	Non-GAAP
	Operations	Related	Related	Operating	Operations	Related	Related	Operating
	"As Reported"	Expense (3)	Costs (4)	Results	"As Reported"	Expense (3)	Costs (4)	Results
Revenue	$121,820			$121,820	$104,003	-	-	$104,003

Cost of revenue	61,553	(136)	(8)	61,409	52,390	(54)	(11)	52,325

Operating expenses:
Sales and marketing	44,699	(830)	-	43,869	38,543	(300)	-	38,243
Product and technology	6,176	(555)	(391)	5,230	4,333	(584)	(315)	3,434
General and administrative (5)	9,225	(1,525)		7,700	9,807	(1,493)	(192)	8,122
Total Operating expenses	60,100	(2,910)	(391)	56,799	52,683	(2,377)	(507)	49,799
Income (loss) from operations	167	3,046	399	3,612	(1,070)	2,431	518	1,879
Other income, net	227			227	203	-	-	203
Income (loss) before provision for (benefit from) income taxes	394	3,046	399	3,839	(867)	2,431	518	2,082
Provision for (benefit from) income taxes	1,029		(49)	980	139	-	(16)	123
Net income (loss)	$(635)	3,046	448	$2,859	$(1,006)	2,431	534	$1,959

Net income (loss) per share
Basic income (loss) per share	$(0.02)			$0.10	$(0.03)			$0.07

Diluted income (loss) per share	$(0.02)			$0.10	$(0.03)			$0.07

Weighted average shares outstanding
Basic	28,112			28,112	29,111			29,111
Diluted	28,112			29,534	29,111			29,612

Footnotes

(1)
Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense.

(2)
Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue.

(3)	Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(4)
Acquisition related costs, including the amortization and any impairment of acquired intangibles, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.